1 Investor & Analyst Event Series – Volume 11 Precision Cardiology: Transforming Genetic Cardiomyopathy Treatment & First Look at Next-Generation Innovations November 12, 2024 NASDAQ: RNA | aviditybio.com

2 We caution the reader that this presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding: the ability of our AOC technology to develop precision cardiology therapeutics; the ability for AOC 1086 to target PLN cardiomyopathy, for AOC 1072 to target PRKAG2 Syndrome, and our ability to target additional genetic cardiac conditions; our ability to deliver siRNA to the heart; the path toward INDs for our preclinical product candidates; the potential for our product candidates to be disease modifying in cardiac diseases; our business strategy; safety and tolerability profiles of our product candidates, including in the preclinical, non-human studies for our precision cardiology product candidates; the design and capabilities of AOC 1086 and AOC 1072; the effectiveness of AOC 1086 and AOC 1072; our next generation technology and its potential impact; the improved delivery and durability associated with our next generation technology; the design and capabilities of our next generation technology; timing and likelihood of success; product approvals; and plans and objectives of management for future operations. In some cases, the reader can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business based on factors beyond our control, including, without limitation: preclinical data related to AOC 1086 and AOC 1072 may not support IND filing or approval; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; the scope of our technology as applied to cardiac diseases may be limited; our next generation technology is unproven, and may not offer any capabilities beyond those of our current technology; additional non-human primate and mouse data related to our product candidates and technology that continues to become available may be inconsistent with the data produced as of the date hereof, and further analysis of existing data and analysis of new data may lead to conclusions different from those established as of such dates; unexpected adverse side effects or inadequate efficacy of our product candidates may delay or limit their development, regulatory approval and/or commercialization, or may result in clinical holds, recalls or product liability claims; we are early in our development efforts; our approach to the discovery and development of product candidates based on our AOC platform is unproven, and we do not know whether we will be able to develop any products of commercial value; potential delays in the commencement, enrollment and completion of clinical trials, or of designations conferred by regulatory authorities; our dependence on third parties in connection with preclinical and clinical testing and product manufacturing; we may not realize the expected benefits of our collaborations with third parties, our existing collaborations may terminate earlier than expected or we may not be able to form new collaborations; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory submissions and our proposed design of future clinical trials; approval of an IND application by the FDA may not result in a successful clinical trial or product approval; our ability to obtain and maintain intellectual property protection for our product candidates and proprietary technologies; competitors also targeting cardiac diseases and other diseases we are targeting may outperform us based on resource, technological or other advantages; we may exhaust our capital resources sooner than we expect and fail to raise additional needed funds; and other risks described under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2023, filed with the SEC on February 28, 2024, and in subsequent filings with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Forward-Looking Statements

3 OUR VISION To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics

4 Goals of the Day Provide a first look at innovations in our next-generation technology Present preclinical data from our first two wholly-owned precision cardiology programs Share our precision cardiology strategy – utilizing our AOC technology to target the root cause of genetic cardiac diseases

Beyond Our Late-Stage Clinical Pipeline: Transforming Cardiac Care

Leveraging clinical success in neuromuscular disorders to address rare genetic cardiac diseases

First two, wholly-owned precision cardiology candidates targeting rare genetic cardiomyopathies with high unmet needs

- AOC 1086 to treat PLN Cardiomyopathy *(Phospholamban)*
- AOC 1072 to treat PRKAG2 Syndrome *(Protein Kinase AMP-activated non-catalytic subunit Gamma 2)*
- Ability to expand to additional genetic cardiac diseases

Preclinical data from our first two precision cardiology programs demonstrate AOC platform ideally suited to address the root cause of genetic heart diseases

- Robust siRNA delivery to the heart muscle
- Potent targeted knockdown of approximately 80% in cardiac specific genes
- Favorable tolerability

Next-generation RNA technology innovations

- Improved delivery, greater durability and patient convenience

AVIDITY BIOSCIENCES

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6 Steve Hughes, M.D. Chief Medical Officer Sarah Boyce President & CEO W. Michael Flanagan, Ph.D. Chief Scientific & Technical Officer Precision Cardiology: Transforming Heart Disease Treatment AVIDITY MANAGEMENT TEAM Michael MacLean Chief Financial & Business Officer Georgios Karamanlidis, Ph.D. Cardiology Team Leader Precision Cardiology: Transforming Genetic Cardiomyopathy Treatment & First Look at Next-Generation Innovations

Agenda/Outline

Revolutionizing the Delivery of RNA	**Sarah Boyce**, President & CEO
Precision Cardiology: Transforming Treatment of Cardiomyopathies	**Michael Flanagan, Ph.D.**, CSO & CTO
Targeting PLN Cardiomyopathy	**Georgios Karamanlidis, Ph.D.** Cardiology Team Leader
Targeting PRKAG2 Syndrome	
Next-generation Therapeutic Innovations	**Michael Flanagan, Ph.D.**, CSO & CTO
Closing Remarks	**Sarah Boyce**, President & CEO
Q&A Session	**Sarah Boyce, Mike Flanagan, Steve Hughes & Georgios Karamanlidis** Moderator: **Mike MacLean**, CFO & CBO

AVIDITY BIOSCIENCES

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8 The Perfect Pair: Our AOC Technology and Precision Cardiology HEART DISEASE is #1 cause of death globally* PRECISION CARDIOLOGY targets an underlying disease-causing genetic mutation in the heart muscle *World Health Organization TARGETED siRNA DELIVERY TO CARDIAC MUSCLE GENETIC MUTATIONS IN THE HEART AOC PRECISION CARDIOLOGY

9 Dilated Cardiomyopathy (DCM) Arrhythmogenic Cardiomyopathy (ACM) Hypertrophic Cardiomyopathy (HCM) Cardiomyopathies: Serious Life-threatening Condition that Impacts People in The Prime of Their Life ACMDCM HCM occurs when the left ventricle is abnormally thick and stiff, leading to reduced ability to relax and pump blood, and heart rhythm disturbances occurs when either the right or left ventricle is replaced with fat and scar, leading to heart rhythm disturbances, ventricular enlargement, and reduced ability to pump blood occurs when the left ventricle is abnormally thin and enlarged, leading to reduced ability to pump blood and heart rhythm disturbances Transforming Cardiac Care by Targeting the Root Cause of Genetic Heart Diseases

10 AOC Technology Uniquely Positioned for Development of Precision Cardiology Therapeutics Targeted siRNA Delivery to the Heart Platform Safety and Tolerability Target the Genetic Cause of Disease Line of Sight to the Clinic • Best in Class siRNA - potent and durable siRNA • siRNA delivery to cardiomyocytes with target gene knockdown in non-human primates (NHP) • Favorable clinical safety and tolerability of AOC platform in our neuromuscular programs • Target genetically defined cardiomyopathy patients • Strong preclinical data supportive of MoA • Potential to be disease modifying • Defined path to IND • Known biomarkers of disease Potential to expand to broader genetic cardiac disorders

11 Georgios Karamanlidis, Ph.D. Cardiology Team Leader Georgios Karamanlidis, Ph.D., joined Avidity Biosciences in 2021 and serves as the Cardiology Team Leader within research. With over a decade of drug discovery and development experience, including work on small molecules, antibodies, and antibody/peptide oligonucleotide conjugates for cardiac and metabolic diseases, Dr. Karamanlidis previously led preclinical efforts at Amgen and Pfizer. He holds a Ph.D. in adipocyte biology and energy metabolism from the University of Aberdeen and conducted postdoctoral research at Harvard Medical School and the University of Washington.

Agenda/Outline

Revolutionizing the Delivery of RNA	**Sarah Boyce**, President & CEO
Precision Cardiology: Transforming Treatment of Cardiomyopathies	**Michael Flanagan, Ph.D.**, CSO & CTO
Targeting PLN Cardiomyopathy	**Georgios Karamanlidis, Ph.D.** Cardiology Team Leader
Targeting PRKAG2 Syndrome	
Next-generation Therapeutic Innovations	**Michael Flanagan, Ph.D.**, CSO & CTO
Closing Remarks	**Sarah Boyce**, President & CEO
Q&A Session	**Sarah Boyce, Mike Flanagan, Steve Hughes & Georgios Karamanlidis** Moderator: **Mike MacLean**, CFO & CBO

AVIDITY BIOSCIENCES

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13 Precision Cardiology Development Candidates Targeting PLN and PRKAG2 Advancing new class of targeted RNA therapeutics to address rare genetic cardiomyopathies AOC 1086 PLN Cardiomyopathy (Phospholamban) AOC 1072 PRKAG2 Syndrome (Protein Kinase AMP-activated non-catalytic subunit Gamma 2) Robust siRNA delivery to heart muscle Target knockdown with potent reduction in cardiac mRNA Well-tolerated with no effect on ECG parameters in NHP

14 0 APPROVED DISEASE- MODIFYING THERAPIES PLN Cardiomyopathy: Hereditary Disease Resulting in Dilated and Arrhythmogenic Cardiomyopathy ~2,000-4,000 PEOPLE LIVING WITH PLN CARDIOMYOPATHY (US and CANADA) • Autosomal dominant, progressive cardiac disease characterized by dilated and/or arrhythmogenic cardiomyopathy • Increased risk for sudden cardiac arrest and heart failure, even in younger people • Caused by a mutation (R14del) in PLN gene which results in accumulation of protein aggregates which cause cardiomyocyte death • AOC 1086 is designed to target and degrade PLN mRNA to eliminate protein aggregates

15 AOC 1086 Targets and Degrades PLN mRNA to Eliminate Protein Aggregates in PLN Cardiomyopathy PLN CARDIOMYOPATHY MECHANISM OF DISEASE PLN-R14del MUTATION PLN-R14del PROTEIN AGGREGATES HEART DISEASE CAUSED BY ABNORMAL CELL FUNCTION AND DEATH

16 AOC 1086 Targets and Degrades PLN mRNA to Eliminate Protein Aggregates in PLN Cardiomyopathy PLN CARDIOMYOPATHY MECHANISM OF DISEASE AOC 1086 THERAPEUTIC HYPOTHESIS PLN-R14del MUTATION PLN-R14del PROTEIN AGGREGATES HEART DISEASE CAUSED BY ABNORMAL CELL FUNCTION AND DEATH siRNA DELIVERY TO CARDIAC MUSCLE FORMATION OF AGGREGATES AND CELL DEATH PREVENTED PLN mRNA TARGETED AND DEGRADED AOC 1086 GENERATION OF DEFECTIVE PLN PREVENTED

17 Single dose of AOC 1086 at 3mg/kg (of siRNA) with evaluation 28 days post-dose DELIVERY TARGET ENGAGEMENT TOLERABILITY AOC 1086 Demonstrates Robust siRNA Cardiac Delivery in Non-Human Primates (NHP) AOC 1086 1 10 100 siRNA concentration in NHP heart nM Mean +SD, n=2 siRNA concentration in NHP heart (nM)

18 AOC 1086 Demonstrates Target Knockdown with Potent Reduction in Cardiac PLN mRNA and Protein in NHP Single dose of AOC 1086 at 3mg/kg (of siRNA) with evaluation 28 days post-dose Target protein reduction in NHP heart PLN Pentamer PLN Monomer Control AOC 1086Control AOC 1086 0 25 50 75 100 125 Target mRNA reduction in NHP heart PL N m R NA (% o f C on tro l) Mean +SD, n=2/group DELIVERY TARGET ENGAGEMENT TOLERABILITY

19 AOC 1086 PLN Inhibition Well-Tolerated With No Effect on Electrocardiogram (ECG) Parameters in NHP Single dose of AOC 1086 at 3mg/kg (of siRNA) with evaluation 28 days post-dose Tolerability No effect on ECG parameters for evaluating cardiac changes DELIVERY TARGET ENGAGEMENT TOLERABILITY Control AOC 1086 0 20 40 60 80 PR interval in NHP m ill is ec on ds Control AOC 1086 0 100 200 300 400 QTc interval in NHP m ill is ec on ds Mean +SD, n=2/group

20 PRKAG2 Syndrome: Hereditary Disease Causing Hypertrophic Cardiomyopathy and Wolff-Parkinson-White Syndrome ~1,000-2,000 PEOPLE LIVING WITH PRKAG2 SYNDROME (US and CANADA) • Autosomal dominant, progressive cardiac disease characterized by hypertrophic cardiomyopathy, arrhythmia and heart failure • Increased risk of sudden cardiac arrest • Caused by mutations on PRKAG2 gene which result in increased AMP Kinase (AMPK) activity which causes accumulation cardiac glycogen • AOC 1072 is designed to target and degrade PRKAG2 mRNA to restore normal AMPK activity and reduce glycogen accumulation 0 APPROVED DISEASE- MODIFYING THERAPIES

21 AOC 1072 Targets and Degrades PRKAG2 mRNA to Reduce Glycogen Accumulation in PRKAG2 Syndrome PRKAG2 SYNDROME MECHANISM OF DISEASE PRKAG2 MUTATION HIGH AMPK ACTIVITY INCREASE CARDIAC GLYCOGEN STORAGE LEADING TO HEART DISEASE

22 AOC 1072 Targets and Degrades PRKAG2 mRNA to Reduce Glycogen Accumulation in PRKAG2 Syndrome PRKAG2 SYNDROME MECHANISM OF DISEASE AOC 1072 THERAPEUTIC HYPOTHESIS PRKAG2 MUTATION HIGH AMPK ACTIVITY INCREASE CARDIAC GLYCOGEN STORAGE LEADING TO HEART DISEASE TARGETED SiRNA DELIVERY TO CARDIAC MUSCLE PRKAG2 mRNA TARGETED AND DEGRADED NORMAL AMPK ACTIVITY RESTORED REDUCED CARDIAC GLYCOGEN, PREVENTION OF HEART DISEASE AOC 1072

23 AOC 1072 Demonstrates Robust siRNA Cardiac Delivery in NHP Single dose of AOC 1072 at 3mg/kg (of siRNA) with evaluation 28 days post-dose AOC 1072 1 10 100 siRNA concentration in NHP heart nM DELIVERY TARGET ENGAGEMENT TOLERABILITY siRNA concentration in NHP heart (nM) Mean +SD, n=3

24 Single dose of AOC 1072 at 3mg/kg (of siRNA) with evaluation 28 days post-dose AOC 1072 Demonstrates Target Knockdown with Potent Reduction in Cardiac PRKAG2 mRNA and Protein in NHP Mean +SD, n=2 for the control group and n=3 for the AOC 1072 group Target protein reduction in NHP heart DELIVERY TARGET ENGAGEMENT TOLERABILITY Control AOC 1072 0 25 50 75 100 125 150 Target mRNA reduction in NHP heart PR K AG 2 m RN A (% c ha ng e of c on tr ol ) Control AOC 1072

25 Single dose of AOC 1072 at 3mg/kg (of siRNA) with evaluation 28 days post-dose AOC 1072 PRKAG2 Inhibition Well-Tolerated With No Effect on Electrocardiogram (ECG) Parameters in NHP n=2 for the control group and n=3 for the AOC 1072 group DELIVERY TARGET ENGAGEMENT TOLERABILITY Control AOC 1072 0 100 200 300 400 500 QTc Interval in NHP m ill is ec on ds Control AOC 1072 0 20 40 60 80 PR Interval in NHP m ill is ec on ds No effect on ECG parameters for evaluating cardiac changes

26 Precision Cardiology Development Candidates Targeting PLN and PRKAG2 Advancing new class of targeted RNA therapeutics to address genetic cardiomyopathies AOC 1086 PLN Cardiomyopathy (Phospholamban) AOC 1072 PRKAG2 Syndrome (Protein Kinase AMP-activated non-catalytic subunit Gamma 2) Robust siRNA delivery to heart muscle Target knockdown with potent reduction in cardiac mRNA Well-tolerated with no effect on ECG parameters in NHP

Agenda/Outline

Revolutionizing the Delivery of RNA	**Sarah Boyce**, President & CEO
Precision Cardiology: Transforming Treatment of Cardiomyopathies	**Michael Flanagan, Ph.D.**, CSO & CTO
Targeting PLN Cardiomyopathy	**Georgios Karamanlidis, Ph.D.** Cardiology Team Leader
Targeting PRKAG2 Syndrome	
Next-generation Therapeutic Innovations	**Michael Flanagan, Ph.D.,** CSO & CTO
Closing Remarks	**Sarah Boyce**, President & CEO
Q&A Session	**Sarah Boyce, Mike Flanagan, Steve Hughes & Georgios Karamanlidis** Moderator: **Mike MacLean**, CFO & CBO

AVIDITY BIOSCIENCES

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28 Innovation Drives Our Industry-leading RNA Platform Technology Leading RNA Delivery Technology Innovations Improved delivery Patient convenience Increased durability ANTIBODY siRNA Delivery ligands siRNA Modifications PeptideAb Lipids

29 First Look into Next-Gen AOC Innovations: siRNA Modification and Antibody Engineering AOC mAb OLIGO In the Clinic Today Tomorrow Future siRNA Modification siRNA Modification & Antibody Engineering Indicates modifications

30 Next-Gen siRNA Modifications Provide Greater Than 4-Fold Increase in Delivery to Muscle in Mice Improved Delivery AOC Next Gen 0 2 4 6 si R N A Ti ss ue C on ce nt ra tio n Fo ld In cr ea se siRNA Modification Indicates modifications Single dose of 0.75 mg/kg siRNA equivalent; Day 28; n = 4

31 Next-Gen siRNA Modifications Show Sustained Target Inhibition for 3 Months in Mice; Potential for Convenient Less Frequent Dosing Increased Durability Improved Patient Convenience siRNA Modification Indicates modifications Single dose of 0.75 mg/kg of siRNA equivalent; n = 4

32 siRNA and Antibody Innovations Lead to >30-Fold Increase in siRNA Delivery to Skeletal Muscle in Non-Human Primates (NHP) Single dose of 1.0 mg/kg siRNA equivalent; Day 29, n = 3 Improved DeliverysiRNA Modification & Antibody Engineering Indicates modifications

33 Unlocking New Levels of Delivery and Durability with Next-Gen Innovations Patient convenience Increased durability Next-Generation Technology Innovations • >30-fold increase in siRNA delivery to skeletal muscle in non-human primates • Potential for less frequent dosing and patient convenient subQ dosing • Sustained target inhibition for 3 months Improved delivery

Agenda/Outline

Revolutionizing the Delivery of RNA	**Sarah Boyce**, President & CEO
Precision Cardiology: Transforming Treatment of Cardiomyopathies	**Michael Flanagan, Ph.D.**, CSO & CTO
Targeting PLN Cardiomyopathy	**Georgios Karamanlidis, Ph.D.** Cardiology Team Leader
Targeting PRKAG2 Syndrome	
Next-generation Therapeutic Innovations	**Michael Flanagan, Ph.D.,** CSO & CTO
Closing Remarks	**Sarah Boyce**, President & CEO
Q&A Session	**Sarah Boyce, Mike Flanagan, Steve Hughes & Georgios Karamanlidis** Moderator: **Mike MacLean**, CFO & CBO

AVIDITY BIOSCIENCES
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35 Delivering on the RNA Revolution PROGRAM / INDICATION TARGET PRE-IND PHASE 1/2 PHASE 3 Myotonic Dystrophy Type 1 (DM1) DMPK Facioscapulohumeral Muscular Dystrophy (FSHD) DUX4 Duchenne Muscular Dystrophy (DMD) Exon 44 DMD Exon 45 Exon 45 Additional DMD Programs Undisclosed Rare Skeletal Muscle Undisclosed PLN Cardiomyopathy PLN PRKAG2 Syndrome PRKAG2 Del-desiranTM (AOC 1001) Del-zotaTM (AOC 1044) AOC 1072 Del-braxTM (AOC 1020) AOC 1086

36 OUR VISION To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics

37 Investor & Analyst Event Series – Volume 11 Precision Cardiology: Transforming Genetic Cardiomyopathy Treatment & First Look at Next-Generation Innovations Q&A November 12, 2024 NASDAQ: RNA | aviditybio.com

38 Investor & Analyst Event Series – Volume 11 Precision Cardiology: Transforming Genetic Cardiomyopathy Treatment & First Look at Next-Generation Innovations November 12, 2024 NASDAQ: RNA | aviditybio.com